________________________________________________________________________________

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                    FORM 8-K/A

               Current Report Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):
                                 March 19, 2002

                                HOMESTORE, INC.

                                --------------
            (Exact name of registrant as specified in its charter)



           Delaware                   000-26659               95-4438337
           ---------                  ---------               ----------
 (State or other jurisdiction        (Commission            (IRS Employer
       of incorporation)             File Number)        Identification No.)

                           30700 Russell Ranch Road
                      Westlake Village, California 91362

                   (Address of Principal Executive Offices)
                                  (Zip Code)

      Registrant's telephone number, including area code: (805) 557-2300

                                Not Applicable
                                ---------------
         (Former name or former address, if changed since last report)

________________________________________________________________________________

     This amendment to the Current Report on Form 8-K originally dated March 19, 2002, is being filed in order to include disclosure related to the commencement of the transaction and provide the unaudited pro forma financial information listed below.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a)  Pro forma financial information.

     The following unaudited pro forma financial information is being filed herewith:

     Unaudited Pro Forma Consolidated Balance Sheet as of March 31, 2002.

     Unaudited Pro Forma Consolidated Statements of Operations for the three months ended March 31, 2002.

     Unaudited Pro Forma Consolidated Statements of Operations for the year ended December 31, 2001.

     Notes to the Unaudited Pro Forma Consolidated Financial Information.

Item 7(a).  PRO FORMA FINANCIAL INFORMATION

                                HOMESTORE, INC.

            UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

                                   Overview

  In March 2002, Homestore, Inc. ("Homestore or the "Company") entered into a definitive agreement to sell its ConsumerInfo.com division, which provides online consumer credit reporting and monitoring services, to Experian for $130 million in cash of which $10 million has been placed in escrow pursuant to the Stock Purchase Agreement dated as of March 16, 2002 by and between Experian Holdings, Inc. The Company has accounted for this division as a discontinued operation in accordance with SFAS No. 144. This division was acquired in August 2001. On April 3, 2002 Homestore completed the sale. The estimated gain, calculated based upon the net proceeds, on the sale of this division is approximately $10.0 million.

  The unaudited pro forma consolidated balance sheet as of March 31, 2002, gives effect to sale as if it had occurred on January 1, 2002 and removes the assets sold and liabilities assumed of its ConsumerInfo.com division.

  The unaudited pro forma consolidated statements of operations for the year ended December 31, 2001, and the three months ended March 31, 2002, give effect to the sale as if it had occurred at the beginning of each period presented. The unaudited pro forma consolidated statements of operations were prepared based on the audited consolidated statement of operations for the year ended December 31, 2001, and the unaudited consolidated statement of operations for the three months ended March 31, 2002.

  The unaudited pro forma consolidated financial information is based on estimates and assumptions. These estimates and assumptions have been made solely for purposes of developing this pro forma information. Unaudited pro forma consolidated financial information is presented for illustrative purposes only and is not necessarily indicative of the consolidated financial position or results of operations of future periods or the results that actually would have been realized had the division been been sold during this period. This unaudited pro forma consolidated financial information is based upon the respective historical consolidated financial statements of Homestore.

                                Homestore, Inc.
                Unaudited Pro Forma Consolidated Balance Sheet
                             As of March 31, 2002
                                (in thousands)

                                                                     ConsumerInfo.com
                                                       Homestore         Division(4)    Adjustments     Pro Forma
                                                     -------------   ----------------   -----------    ------------
     Assets
Current assets:
  Cash and cash equivalents                          $      36,216   $          2,000   $    62,000(1) $     96,216
  Marketable equity security                                   696                 -             -              696
  Accounts receivable, net                                  32,144                 -             -           32,144
  Current portion of prepaid distribution expense           39,207                 -             -           39,207
  Other current assets                                      44,373             13,086            -           31,287
                                                     -------------   ----------------   -----------    ------------
Total current assets                                       152,636             15,086        62,000         199,550

Prepaid distribution expense                                32,123                 -             -           32,123
Property and equipment, net                                 41,270                810            -           40,460
Goodwill, net                                              110,439             96,388            -           14,051
Intangible assets, net                                     130,258             25,847            -          104,411
Restricted cash                                             90,342                 -         58,000(1)      148,342
Other long-term assets                                      12,692                 -             -           12,692
                                                     -------------   ----------------   -----------    ------------
  Total assets                                       $     569,760   $        138,131   $   120,000    $    551,629
                                                     =============   ================   ===========    ============

     Liabilities and Stockholders' Equity
Current liabilities:
  Accounts payable                                   $       9,935   $          3,963   $        -     $      5,972
  Accrued liabilities                                       92,614              4,476         5,000(2)       93,138
  Deferred revenue                                          70,702             24,304            -           46,398
  Deferred revenue from related parties                     16,543                 -             -           16,543
                                                     -------------   ----------------   -----------    ------------
Total current liabilities                                  189,794             32,743         5,000         162,051

Distribution obligation                                    208,364                 -             -          208,364
Deferred revenue from related parties                        7,940                 -             -            7,940
Other non-current liabilities                                  237                 -             -              237
                                                     -------------   ----------------   -----------    ------------
  Total liabilities                                        406,335             32,743         5,000         378,592
                                                     -------------   ----------------   -----------    ------------

Stockholders' equity:
  Convertible preferred stock                                   -                  -             -               -
  Common stock                                                 117                 -             -              117
  Additional paid-in capital                             1,991,735                 -             -        1,991,735
  Treasury stock                                           (18,062)                -             -          (18,062)
  Notes receivable from stockholders                          (223)                -             -             (223)
  Deferred stock-based charges                              (6,992)                -             -           (6,992)
  Accumulated other comprehensive income                      (966)                -             -             (966)
  Accumulated deficit                                   (1,802,184)                -          9,612(3)   (1,792,572)
                                                     -------------   ----------------   -----------    ------------
  Total stockholders' equity                               163,425                 -          9,612         173,037
                                                     -------------   ----------------   -----------    ------------
  Total liabilities and stockholders' equity         $     569,760   $         32,743   $    14,612    $    551,629
                                                     =============   ================   ===========    ============

                           See Notes to Unaudited Pro Forma Consolidated Financial Information.

                                Homestore, Inc.
           Unaudited Proforma Consolidated Statements of Operations
                   (in thousands, except per share amounts)

                                                                    For the Three Months Ended March 31, 2002

                                                                                ConsumerInfo.com
                                                                      Homestore     Division(5)    Pro Forma
                                                                      ---------     ------------   ---------
Revenue                                                               $ 82,686      $ 19,519       $ 63,167
Revenue from related parties                                            10,949             -         10,949
                                                                      --------      --------       --------
    Total revenue                                                       93,635        19,519         74,116
Cost of revenues                                                        26,290         4,090         22,200
                                                                      --------      --------       --------
    Gross profit                                                        67,345        15,429         51,916
                                                                      --------      --------       --------

Operating expenses:
  Sales and marketing                                                   57,191         9,314         47,877
  Product and website development                                        8,164             -          8,164
  General and administrative                                            27,950         2,810         25,140
  Amortization of goodwill and intangible assets                        10,851         1,488          9,363
  Acquisition and restructuring charges                                  1,826            25          1,801
                                                                      --------      --------       --------
Total operating expenses                                               105,982        13,637         92,345
                                                                      --------      --------       --------
(Loss) income from operations                                          (38,637)        1,792        (40,429)
Interest income, net                                                       539             0            539
Other income/(expense), net                                              3,289          (946)         4,235
                                                                      --------      --------       --------
Net (loss) income                                                     $(34,809)     $    846       $(35,655)
                                                                      ========      ========       ========
Basic and diluted net loss per share                                  $  (0.29)                    $  (0.30)
                                                                      ========                     ========
Shares used to calculate basic and diluted net loss per share          117,565                      117,565
                                                                      ========                     ========

                      See Notes to Unaudited Proforma Consolidated Financial Information


                                       Homestore, Inc.
                   Unaudited Pro Forma Consolidated Statements of Operations
                          (in thousands, except per share amounts)

                                                       For the Twelve Months Ended December 31, 2001

                                                                     ConsumerInfo.com
                                                         Homestore      Division(6)      Pro Forma
                                                      --------------  --------------  ----------------
Revenue                                                $     286,759  $       21,323  $        265,436
Revenue from related parties                                  38,346               -            38,346
                                                      --------------  --------------  ----------------
       Total revenue                                         325,105          21,323           303,782
Cost of revenues                                             118,101           4,544           113,557
                                                      --------------  --------------  ----------------
        Gross profit                                         207,004          16,779           190,225
                                                      --------------  --------------  ----------------

Operating expenses:
      Sales and marketing                                    249,853           7,476           242,377
      Product and website development                         36,734             950            35,784
      General and administrative                             175,260             836           174,424
      Amortization of intangible assets                      201,358           2,069           199,289
      Asset impairment charge                                925,094             476           924,618
      Acquisition and restructuring charges                   50,503             243            50,260
                                                      --------------  --------------  ----------------
Total operating expenses                                   1,638,802          12,050         1,626,752
                                                      --------------  --------------  ----------------
(Loss) income from operations                             (1,431,798)          4,729        (1,436,527)
Interest income, net                                          10,943               0            10,943
Other (expense), net                                         (44,734)              -           (44,734)
                                                      --------------  --------------  ----------------
Net (loss) income                                     $   (1,465,589) $        4,729  $     (1,470,318)
                                                      ==============  ==============  ================

Basic and diluted net loss per share                  $       (13.64)                  $         (13.69)
                                                      ==============                   ================



Shares used to calculate basic and diluted net loss
 per share                                                   107,433                           107,433
                                                      ==============                  ================




Supplemental Pro Forma Information:(7)
Reported net loss                                     $   (1,465,589) $        4,729  $     (1,470,318)
 add back goodwill amortization (net of tax)                 138,029               -           138,029
                                                      --------------  --------------  ----------------
Adjusted net loss                                         (1,327,560)          4,729        (1,332,289)
                                                      --------------  --------------  ----------------
Reported net loss per share
 Basic and diluted                                    $       (13.64)                 $         (13.69)
                                                      ==============                  ================

Adjusted net loss per share
 Basic and diluted                                    $       (12.36)                 $         (12.40)
                                                      ==============                  ================

Weighted average shares                                      107,433                           107,433
                                                      ==============                  ================

                See Notes to Unaudited Pro Forma Consolidated Financial Information.

                 NOTES TO THE UNAUDITED PRO FORMA CONSOLIDATED
                             FINANCIAL INFORMATION


Pro Forma adjustments reflect the following in the unaudited pro forma consolidated balance sheet and statements of operations:


    1. Amount represents cash received as proceeds from the sale of the ConsumerInfo division as follows (in millions):

                 Unrestricted cash                                    $ 62
                 Restricted cash                                        58
                                                                      ----
                 Net cash received                                     120
                 Amounts held in escrow                                 10
                                                                      ----
                 Gross purchase price                                 $130
                                                                      ====


          In April 2002, the Company closed the sale of the ConsumerInfo.com division for $130 million in cash to Experian Holdings, Inc. The Company received proceeds of approximately $120 million net of $10 million placed in escrow pursuant to the Stock Purchase Agreement dated as of March 16, 2002 by and between Experian Holdings, Inc. and Homestore, Inc. On March 26, 2002, MemberWorks Incorporated, one of the former owners of iPlace, parent company of our ConsumerInfo.com division, obtained a court order requiring the company to set aside $58 million of the purchase price against a potential claim MemberWorks has against the Company.

    2. Amount represents the accrual of transaction fees associated with the sale of the ConsumerInfo.com Division.

    3. Amount represents the estimated gain on the disposal of the ConsumerInfo.com Division.

    4. Represents the removal of the assets accrued acquired and liabilities assumed of the ConsumerInfo.com Division.

    5. Represents the removal of the results of operations of the ConsumerInfo.com division for the three months ended March 31, 2002.

    6. Represents the removal of the results of operations of the ConsumerInfo.com division for the period of August 24, 2001, (date of acquisition) through December 31, 2001.

    7. The table reconciles the reported net loss for the year ended December 31, 2001 to its adjusted balance which excludes previously reported goodwill amortization expense, which is no longer recorded under the provisions of SFAS No. 142 (amounts in thousands).

                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             HOMESTORE, INC


         Date: May 24, 2002                  By: /s/ Lewis R. Belote, III
                                                --------------------------
                                                Lewis R. Belote, III

                                                Chief Financial Officer